Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K/A for the fiscal year ending May 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD J. RICHARDSON
Edward J. Richardson Chairman of the Board and Chief Executive Officer November 18, 2005

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K/A for the fiscal year ending May 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. DeNeve, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ DAVID J. DENEVE
David J. DeNeve Senior Vice President and Chief Financial Officer November 18, 2005